Exhibit 10.22

THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “1933 ACT”)

US $50,000.00

M LINE HOLDINGS, INC.

8% CONVERTIBLE REDEEMABLE NOTE

DUE MAY 30, 2015

BACK END NOTE

FOR VALUE RECEIVED, M Line Holdings, Inc. (the “Company”) promises to pay to the order of UNION CAPITAL, LLC and its authorized successors and permitted assigns (“Holder”), the aggregate principal face amount of Fifty Thousand Dollars exactly (U.S. $50,000.00) on May 30, 2015 (“Maturity Date”) and to pay interest on the principal amount outstanding hereunder at the rate of 8% per annum commencing on May 30, 2014. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note. The principal of, and interest on, this Note are payable at 338 Crown Street, Brooklyn, NY 11225, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.          This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

/s/ Anthony L. Anish
Initials

2.          The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.          This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (“Act”), and applicable state securities laws. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted (“Notice of Conversion”) in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.          (a)          The Holder of this Note is entitled, at its option, at any time after 180 days, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) without restrictive legend of any nature, at a price (“Conversion Price”) for each share of Common Stock equal to 55% of the lowest closing bid price of the Common Stock as reported on the OTCQB marketplace which the Company’s shares are traded or any market upon which the Common Stock may be traded in the future (“Exchange”), for the ten prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such shares of Common Stock, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder’s intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued, but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 45% instead of 55% while that “Chill” is in effect.

(b)          Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in Common Stock (“Interest Shares”). The Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

/s/ Anthony L. Anish
Initials

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(c)          This Note may not be prepaid, except that if the $50,000 Rule 144 convertible redeemable note issued by the Company of even date herewith is redeemed by the Company within 6 months of the issuance date of such Note, all obligations of the Company under this Note and all obligations of the Holder under the Holder issued Back End Note will be automatically be deemed satisfied and this Note and the Holder issued Back End Note will be automatically be deemed cancelled and of no further force or effect.

(d)          Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)          In case of any Sale Event (not to include a sale of all or substantially all of the Company’s assets) in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

5.          No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6.          The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7.          The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

/s/ Anthony L. Anish
Initials

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8.          If one or more of the following described “Events of Default” shall occur:

(a)          The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)          Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note shall be false or misleading in any respect; or

(c)          The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder and not cure such breach within 10 days; or

(d)          The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)          A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

(f)          Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)          One or more money judgments, writs or warrants of attachment, or similar process, in excess of one hundred thousand dollars ($100,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (15) days prior to the date of any proposed sale thereunder; or

(h)          The Company shall have defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period; or

(i)          The Company shall have its Common Stock delisted from a market (including the OTCQB marketplace) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days;

(j)          Intentionally Deleted;

/s/ Anthony L. Anish
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(k)          The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(l)          The Company shall not replenish the reserve set forth in Section 12, within 5 business days of the request of the Holder ; or

(m)          The Company’s Common Stock has a closing bid price of less than $0.003 per share for at least 5 consecutive trading days; or

(n)          The aggregate dollar trading volume of the Company’s Common Stock is less than forty thousand dollars ($40,000.00) in any 5 consecutive trading days; or

(o)          The Company shall cease to be “current” in its filings with the Securities and Exchange Commission; or.

(p)         The Company shall lose the “bid” price for its stock and a market (including the OTCBB marketplace or other exchange)

Then, or at any time thereafter, unless cured (except for 8(m) and 8(n) which are incurable defaults, the sole remedy of which is to allow the Holder to cancel both this Note and the Holder Issued Note, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall be accrue at a default interest rate of 16% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. Further, if the Note becomes due and payable, the Holder may use the outstanding principal and interest due under the Note to offset any payment obligations it may have to the Company. In the event of a breach of 8(k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. Once cash funded, the penalty for a breach of Section 8(p) shall be an increase of the outstanding principal amounts by 20%. Once cash funded, in the event of a breach of Section 8(i), the outstanding principal due under this Note shall increase by 50%. If this Note is not paid at maturity, the outstanding principal due under this Note shall increase by 10%.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including, without limitation, engaging an attorney, then, if the Holder prevails in such action, the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

/s/ Anthony L. Anish
Initials

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9.          In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10.         Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11.         The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issuer. Further. The Company will instruct its counsel to either (i) write a “144- 3(a)(9)” opinion to allow for salability of the conversion shares or (ii) accept such opinion from Holder’s counsel.

12.         Prior to cash funding of this Note, The Company will issue irrevocable transfer agent instructions reserving 3x the number of shares of Common Stock necessary to allow the holder to convert this note based on the discounted conversion price set forth in Section 4(a) herewith and in accordance with the conversion procedure set forth in Section 12 of the $50,000 144 note issued on even date herewith. The reserve shall be replenished as needed to allow for conversions of this Note. Upon full conversion of this Note, the reserve representing this Note shall be cancelled. The Company will pay all transfer agent costs associated with issuing and delivering the shares.

13.         The Company will give the Holder direct notice of any corporate actions including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14.         This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

/s/ Anthony L. Anish
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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated:

M LINE HOLDINGS, INC.

By:	/s/ Anthony L. Anish

Title:	COO

/s/ Anthony L. Anish
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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ of the above Note into __________ Shares of Common Stock of M Line Holdings, Inc. (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion:

Applicable Conversion Price:

Signature:
[Print Name of Holder and Title of Signer]

Address:

SSN or EIN:

Shares are to be registered in the following name:

Name:

Address:

Tel:

Fax:

SSN or EIN:

Shares are to be sent or delivered to the following account:

Account Name:

Address:

/s/ Antony L. Anish
Initials

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SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of May 30, 2014, by and between M Line Holdings, Inc., a Nevada corporation, with headquarters located at 2672 Dow Avenue, Tustin, CA 92780 (the “Company”), and UNION CAPITAL, LLC, a Delaware limited liability company, with its address at 16192 Coastal Highway, Lewes, DE 19958 (the “Buyer”).

WHEREAS:

A.           The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B.           Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement two 8% convertible notes of the Company, in the forms attached hereto as Exhibit A and B in the aggregate principal amount of $100,000.00 (with the first note being in the amount of $50,000.00 and the second note being in the amount of $50,000.00 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”), convertible into shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note. The first of the two notes (the “First Note”) shall be paid for by the Buyer as set forth herein. The second note (the “Second Note”) shall initially be paid for by the issuance of an offsetting $50,000.00 secured note issued to the Company by the Buyer (“Buyer Note”), provided that prior to conversion of the Second Note, the Buyer must have paid off the Buyer Note in cash such that the Second Note may not be converted until it has been paid for in cash.

C.           The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Note as is set forth immediately below its name on the signature pages hereto; and

NOW THEREFORE, the Company and the Buyer severally (and not jointly) hereby agree as follows:

1.          Purchase and Sale of Note.

a.           Purchase of Note. On each Closing Date (as defined below), the

Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company such principal amount of Note as is set forth immediately below the Buyer’s name on the signature pages hereto.

/s/ Anthony L. Anish
Company Initials

b.           Form of Payment. On the Closing Date (as defined below), (i) the Buyer shall pay the purchase price for the Note to be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note in the principal amount equal to the Purchase Price as is set forth immediately below the Buyer’s name on the signature pages hereto, and (ii) the Company shall deliver such duly executed Note on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

c.           Closing Date. The date and time of the first issuance and sale of the Note pursuant to this Agreement (the “Closing Date”) shall be on or about May 30, 2014, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties. Subsequent Closings shall occur when the Buyer Note is repaid. The Closing of the Second Note shall be on or before the dates specified in the Buyer Note.

2.          Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company that:

a.           Investment Purpose. As of the date hereof, the Buyer is purchasing the Note and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note, such shares of Common Stock being collectively referred to herein as the “Conversion Shares” and, collectively with the Note, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b.           Accredited Investor Status. The Buyer is an “accredited investor”

as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c.           Reliance on Exemptions. The Buyer understands that the

Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d.           Information. The Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk. The Buyer is not aware of any facts that may constitute a breach of any of the Company’s representations and warranties made herein.

/s/ Anthony L. Anish

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e.           Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f.            Transfer or Re-sale. The Buyer understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation 5”), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the tetins and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

g.           Legends. The Buyer understands that the Note and, until such time as the Conversion Shares have been registered under the 1933 Act may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

/s/ Anthony L. Anish

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“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, within 2 business days, it will be considered an Event of Default under the Note.

h.           Authorization., Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

i.            Residency. The Buyer is a resident of the jurisdiction set forth immediately below the Buyer’s name on the signature pages hereto.

3.          Representations and Warranties of the Company. The Company represents and warrants to the Buyer that:

/s/ Anthony L. Anish

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a.           Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

b.           Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c.           Issuance of Shares. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Note in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

d.           Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Note. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Note in accordance with this Agreement, the Note is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

/s/ Anthony L. Anish

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e.           No Conflicts. The execution, delivery and performance of this Agreement, the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect). All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Over-the-Counter Quotations Bureau (the “OTCQB”) and does not reasonably anticipate that the Common Stock will be delisted by the OTCQB in the foreseeable future, nor are the Company’s securities “chilled” by FINRA. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

f.            Absence of Litigation. Except as disclosed in the Company’s public filings, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, or their officers or directors in their capacity as such, that could have a material adverse effect. Schedule 3(f) contains a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its subsidiaries, without regard to whether it would have a material adverse effect. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

g.           Acknowledgment Regarding Buyer’ Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’ purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

h.           No Integrated Offering. Neither the Company, nor any of its affiliates, nor ay person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

/s/ Anthony L. Anish

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i.            Title to Property. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(i) or such as would not have a material adverse effect. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect.

j.            Breach of Representations and Warranties by the Company. If the Company breaches any of the representations or warranties set forth in this Section 3, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of default under the Note.

4.          COVENANTS.

a.           Expenses. At the Closing, the Company shall reimburse Buyer for expenses incurred by them in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith (“Documents”), including, without limitation, reasonable attorneys’ and consultants’ fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Documents or any consents or waivers of provisions in the Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Documents. When possible, the Company must pay these fees directly, otherwise the Company must make immediate payment for reimbursement to the Buyer for all fees and expenses immediately upon written notice by the Buyer or the submission of an invoice by the Buyer. The Company’s obligation with respect to this transaction is to reimburse Buyer’ expenses shall be $2500 in legal fees (and proportional amounts for the Second Note) which shall be deduced from each Note when funded.

b.           Listing. The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as the Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Note. The Company will obtain and, so long as the Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the OTCQB or any equivalent replacement exchange, the Nasdaq National Market (“Nasdaq”), the Nasdaq SmallCap Market (“Nasdaq SmallCap”), the New York Stock Exchange (“NYSE”), or the American Stock Exchange (“AMEX”) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. The Company shall promptly provide to the Buyer copies of any notices it receives from the OTCQB and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

/s/ Anthony L. Anish

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c.           Corporate Existence. So long as the Buyer beneficially owns any Note, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTCQB, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

d.           No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

e.           Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an event of default under the Note.

5.          Governing Law; Miscellaneous.

a.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Buyer waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b.           Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

/s/ Anthony L. Anish

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c.           Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.           Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.           Entire Agreement Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Buyer.

f.            Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

M Line Holdings, Inc.

2672 Dow Avenue

Tustin, CA 92780

Attn: Bruce Barren, CEO

If to the Buyer:

UNION CAPITAL, LLC

338 Crown Street

Brooklyn, NY 11225

Attn: Yakov Borenstein

/s/ Anthony L. Anish

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Each party shall provide notice to the other party of any change in address.

g.           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

h.           Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.            Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j.            Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.          No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

1.          Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

/s/ Anthony L. Anish

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IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

M Line Housing Inc.

By:	/s/ Anthony L. Anish
Anthony L. Anish
Chief Operating Officer

UNION CAPITAL, LLC.

By:
Name:	Yakov Borenstein
Title:	Manager

AGGREGATE SUBSCRIPTION AMOUNT:

Aggregate Principal Amount of Note:	$100,000.00

Aggregate Purchase Price:

Note 1: $50,000.00 less $2,500.00 in legal fees and $4,750.00 in third party due diligence fees to Anubis Capital Partners, LLC.

Note 2: $50,000.00 less $2,500.00 in legal fees and $4,750.00 in third party due diligence fees to Anubis Capital Partners, LLC.

/s/ Anthony L. Anish

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EXHIBIT A

144 NOTE - $50K

/s/ Anthony L. Anish

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EXHIBIT B

BACK END NOTE 1

$50K

/s/ Anthony L. Anish

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THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “1933 ACT”)

US $50,000.00

M LINE HOLDINGS, INC.

8% CONVERTIBLE REDEEMABLE NOTE

DUE MAY 30 2015

FOR VALUE RECEIVED, M Line Holdings, Inc. (the “Company”) promises to pay to the order of UNION CAPITAL PROPERTIES, LLC and its authorized successors and permitted assigns (“Holder”), the aggregate principal face amount of Fifty Thousand Dollars exactly (U.S. $50,000.00) on May 30, 2015 (“Maturity Date”) and to pay interest on the principal amount out-standing hereunder at the rate of 8% per annum commencing on May 30, 2014. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company re-garding registration and transfers of this Note. The principal of, and interest on, this Note are payable at 16192 Coastal Highway, Lewes, DE 19958, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address ap-pearing on the records of the Company. The forwarding of such check or wire transfer shall con-stitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. In-terest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.          This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. ice charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

/s/ Anthony L. Anish
Initials

2.          The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.          This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (“Act”), and applicable state securities laws. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted (“Notice of Conversion”) in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.          (a)           The Holder of this Note is entitled, at its option, at any time after 180 days, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) without restrictive legend of any nature, at a price (“Conversion Price”) for each share of Common Stock equal to 55% of the lowest closing bid price of the Common Stock as reported on the OTCQB marketplace which the Company’s shares are traded or any market upon which the Common Stock may be traded in the future (“Exchange”), for the ten prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such shares of Common Stock, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder’s intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued, but unpaid interest shall be subject to conversion. No fractional shares or scrip representing frac-tions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 45% instead of 55% while that “Chill” is in effect.

(b)          Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in Common Stock (“Interest Shares”). Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

/s/ Anthony L. Anish
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(c)          The Notes may be prepaid with the following penalties: (i) if the note is prepaid within 90 days of the issuance date, then at 125% of the face amount plus any accrued interest; (ii) if the note is prepaid within 91 days after the issuance date but less than 151 days after the issuance date, then at 140% of the face amount plus any accrued interest and (iii) if the note is prepaid within 151 days after the issuance date but less than 180 days after the issuance date, then at 150% of the face amount plus any accrued interest. This Note may not be prepaid after the 180th day. Such redemption must be closed and funded within 3 days of giving notice of redemption of the right to redeem shall be null and void.

(d)          Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the un-paid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)          In case of any Sale Event (not to include a sale of all or substantially all of the Company’s assets) in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as deter-mined by the Board of Directors of the Company or successor person or entity acting in good faith.

5.          No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6.          The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

/s/ Anthony L. Anish
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7.          The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8.          If one or more of the following described “Events of Default” shall occur:

(a)          The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)          Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, or the Securities Purchase Agreement under which this note was issued shall be false or misleading in any respect; or

(c)          The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder; or

(d)          The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)          A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged with-in sixty (60) days after such appointment; or

(f)          Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)          One or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)          The Company shall have defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period; or

(i)          The Company shall have its Common Stock delisted from a market (including the OTCQB marketplace) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days;

/s/ Anthony L. Anish
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(j)          If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board;

(k)          The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(1)         The Company shall not replenish the reserve set forth in Section 12, within 3 business days of the request of the Holder; or

(m)          The Company shall not be “current” in its filings with the Securities and Exchange Commission; or

(n)          The Company shall lose the “bid” price for its stock and a market (including the OTCBB marketplace or other exchange)

Then, or at any time thereafter, unless cured within 5 days, and in each and every such case, un-less such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, with-out presentment, demand, protest or (further) notice of any kind (other than notice of accelera-tion), all of which are hereby expressly waived, anything herein or in any note or other instru-ments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provid-ed herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate of 16% per annum or, if such rate is usurious or not permit-ted by current law, then at the highest rate of interest permitted by law. In the event of a breach of Section 8(k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. The penalty for a breach of Section 8(n) shall be an in-crease of the outstanding principal amounts by 20%. In case of a breach of Section 8(i), the out-standing principal due under this Note shall increase by 50%. If this Note is not paid at maturity, the outstanding principal due under this Note shall increase by 10%.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, in-cluding, without limitation, engaging an attorney, then if the Holder prevails in such action, the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

9.          In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

/s/ Anthony L. Anish
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10.         Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11.         The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issuer. Further. The Company will instruct its counsel to either (i) write a 144- 3(a(9) opinion to allow for salability of the conversion shares or (ii) accept such opinion from Holder’s counsel.

12.         The Company shall issue irrevocable transfer agent instructions reserving 69,444,000 shares of its Common Stock for conversions under this Note (the “Share Reserve”). The reserve shall be replenished as needed to allow for conversions of this Note. The Holder will initially submit a conversion notice/request for a tranche of shares to be issued with an agreed to conversion price equal to $1000 (an “Initial Tranche Request”). The shares that are the subject to the Initial Trance Request may be subsequently reconverted and repriced as follows: (i) the Holder shall immediately reduce the outstanding balance of the Note by $1,000 and simultane-ously send to the Company a live” or “repriced” conversion notice for the $1,000 priced using the conversion formula set forth in Section 4(a) of this Note, (ii) As the balance of the shares in the Initial Tranche Request are converted via the delivery of the “live” or “repriced” conversion notice, the balance of the Note shall be reduced using the formula set forth in Section 4(a) of this Note, as if such shares had originally been converted as set forth in Section 4(a). By way of ex-ample, if the Tranche Conversion Request was for 1,000,000 shares and the face amount of the Note was $25,000 the Holder would initially reduce $1,000 from the face amount leaving a bal-ance of $24,000 and send the Company a repriced conversion notice deducting that number of shares from the Initial Tranche Request necessary to equal $1,000 using the formula set forth in Section 4(a). Additionally, if, the following day, the Holder sent a “live” or “repriced” conver-sion notice to the Company for 25,000 shares and, using the foimula set forth in Section 4(a) the true conversion price would have been $6,000, then the Holder shall make an additional reduc-tion of $6,000 on the Note and shall indicate both the Note balance and the share reserve balance on the “live” conversion notice. This process shall be repeated until there is no balance remain-ing outstanding on the Note. Upon full conversion of this Note, the any shares remaining in the Share Reserve shall be cancelled.

13.         The Company will give the Holder direct notice of any corporate actions, including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14.         This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

/s/ Anthony L. Anish
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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated: May 30, 2014

M LINE HOLDINGS, INC

By:
Anthony L. Anish, Chief Operating officer

/s/ Anthony L. Anish
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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ of the above Note into ___________ Shares of Common Stock of M Line Holdings, Inc. (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ______________________________________________________

Applicable Conversion Price: _______________________________________________

Signature: ______________________________________________________________

[Print Name of Holder and Title of Signer]

Address: _______________________________________________________________

______________________________________________________________

SSN or EIN: _____________________

Shares are to be registered in the following name: _______________________________

Name: _________________________________________________________________

Address: ______________________________________________________________

Tel: _____________________________________

Fax: _____________________________________

SSN or EIN: ______________________________

Shares are to be sent or delivered to the following account:

Account Name: _________________________________________________________

Address: _______________________________________________________________

/s/ Anthony L. Anish
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THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “1933 ACT”)

US $50,000.00

M LINE HOLDINGS, INC.

8% CONVERTIBLE REDEEMABLE NOTE

DUE MAY 30, 2015

BACK END NOTE

FOR VALUE RECEIVED, M Line Holdings, Inc. (the “Company”) promises to pay to the order of UNION CAPITAL, LLC and its authorized successors and permitted assigns (“Holder”), the aggregate principal face amount of Fifty Thousand Dollars exactly (U.S. $50,000.00) on May 30, 2015 (“Maturity Date”) and to pay interest on the principal amount out-standing hereunder at the rate of 8% per annum commencing on May 30, 2014. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company re-garding registration and transfers of this Note. The principal of, and interest on, this Note are payable at 16192 Coastal Highway, Lewes, DE 19958, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address ap-pearing on the records of the Company. The forwarding of such check or wire transfer shall con-stitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. In-terest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.          This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

/s/ Anthony L. Anish
Initials

2.          The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.          This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (“Act”), and applicable state securities laws. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due present-ment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted (“Notice of Conversion”) in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.          (a) The Holder of this Note is entitled, at its option, at any time after 180 days, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) without restrictive legend of any nature, at a price (“Conversion Price”) for each share of Common Stock equal to 55% of the lowest closing bid price of the Common Stock as reported on the OTCQB marketplace which the Company’s shares are traded or any market upon which the Common Stock may be traded in the future (“Exchange”), for the ten prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such shares of Common Stock, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder’s intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued, but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 45% instead of 55% while that “Chill” is in effect.

(b)          Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in Common Stock (“Interest Shares”). The Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

/s/ Anthony L. Anish
Initials

2

(c)          This Note may not be prepaid, except that if the $50,000 Rule 144 convertible redeemable note issued by the Company of even date herewith is redeemed by the Company within 6 months of the issuance date of such Note, all obligations of the Company under this Note and all obligations of the Holder under the Holder issued Back End Note will be automatically be deemed satisfied and this Note and the Holder issued Back End Note will be automatically be deemed cancelled and of no further force or effect.

(d)          Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the un-paid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)          In case of any Sale Event (not to include a sale of all or substantially all of the Company’s assets) in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as deter-mined by the Board of Directors of the Company or successor person or entity acting in good faith.

5.          No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6.          The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7.          The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

/s/ Anthony L. Anish
Initials

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8.          If one or more of the following described “Events of Default” shall occur:

(a)          The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)          Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note shall be false or misleading in any respect; or

(c)          The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder and not cure such breach within 10 days; or

(d)          The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)          A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged with-in sixty (60) days after such appointment; or

(e)          Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)          One or more money judgments, writs or warrants of attachment, or similar process, in excess of one hundred thousand dollars ($100,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)          The Company shall have defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period; or

(i)          The Company shall have its Common Stock delisted from a market (including the OTCQB marketplace) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days;

(j)          Intentionally Deleted;

/s/ Anthony L. Anish
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(k)          The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(1)         The Company shall not replenish the reserve set forth in Section 12, within 5 business days of the request of the Holder ; or

(m)          The Company’s Common Stock has a closing bid price of less than $0.003 per share for at least 5 consecutive trading days; or

(n)          The aggregate dollar trading volume of the Company’s Common Stock is less than forty thousand dollars ($40,000.00) in any 5 consecutive trading days; or

(o)          The Company shall cease to be “current” in its filings with the Securities and Exchange Commission; or.

(p)          The Company shall lose the “bid” price for its stock and a market (including the OTCBB marketplace or other exchange)

Then, or at any time thereafter, unless cured (except for 8(m) and 8(n) which are incurable de-faults, the sole remedy of which is to allow the Holder to cancel both this Note and the Holder Issued Note, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subse-quent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (fur-ther) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwith-standing, and the Holder may immediately, and without expiration of any period of grace, en-force any and all of the Holder’s rights and remedies provided herein or any other rights or reme-dies afforded by law. Upon an Event of Default, interest shall be accrue at a default interest rate of 16% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. Further, if the Note becomes due and payable, the Holder may use the outstanding principal and interest due under the Note to offset any payment obligations it may have to the Company. In the event of a breach of 8(k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. Once cash funded, the penalty for a breach of Section 8(p) shall be an increase of the outstanding principal amounts by 20%. Once cash funded, in the event of a breach of Section 8(i), the outstanding principal due under this Note shall increase by 50%. If this Note is not paid at maturity, the out-standing principal due under this Note shall increase by 10%.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, in-cluding, without limitation, engaging an attorney, then, if the Holder prevails in such action, the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

/s/ Anthony L. Anish
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9.          In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10.         Neither this Note nor any term hereof may be amended, waived, dis charged or terminated other than by a written instrument signed by the Company and the Holder.

11.         The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issu-er. Further. The Company will instruct its counsel to either (i) write a “144- 3(a)(9)” opinion to allow for salability of the conversion shares or (ii) accept such opinion from Holder’s counsel.

12.         Prior to cash funding of this Note, The Company will issue irrevocable transfer agent instructions reserving 3x the number of shares of Common Stock necessary to al-low the holder to convert this note based on the discounted conversion price set forth in Section 4(a) herewith and in accordance with the conversion procedure set forth in Section 12 of the $50,000 144 note issued on even date herewith. The reserve shall be replenished as needed to allow for conversions of this Note. Upon full conversion of this Note, the reserve representing this Note shall be cancelled. The Company will pay all transfer agent costs associated with issu-ing and delivering the shares.

13.         The Company will give the Holder direct notice of any corporate actions including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14.         This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

/s/ Anthony L. Anish
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IN WITNESS WHEREOF, the Company has caused this Note to be duly execut-ed by an officer thereunto duly authorized.

Dated:___________

M Line Holdings, Inc.

By:	/s/ Anthony L. Anish

Title:	COO

/s/ Anthony L. Anish
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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ of the above Note into ___________ Shares of Common Stock of M Line Holdings, Inc. (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ______________________________________________________

Applicable Conversion Price: _______________________________________________

Signature: ______________________________________________________________

[Print Name of Holder and Title of Signer]

Address: _______________________________________________________________

______________________________________________________________

SSN or EIN: _____________________

Shares are to be registered in the following name: _______________________________

Name: _________________________________________________________________

Address: ______________________________________________________________

Tel: _____________________________________

Fax: _____________________________________

SSN or EIN: ______________________________

Shares are to be sent or delivered to the following account:

Account Name: _________________________________________________________

Address: _______________________________________________________________

/s/ Anthony L. Anish
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THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. LENDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

UNION CAPITAL, LLC

COLLATERALIZED SECURED PROMISSORY NOTE

BACK END NOTE

$50,000.00	Brooklyn, NY
May 30, 2014

1.	Principal and Interest

FOR VALUE RECEIVED, Union Capital, LLC, a Delaware Limited Liability Company (the “Company”) hereby absolutely and unconditionally promises to pay to M Line Holdings, Inc (the “Lender”), or order, the principal amount of Fifty Thousand Dollars ($50,0000) no later than January 30, 2015, unless the Lender does not meet the “current information requirements” required under Rule 144 of the Securities Act of 1933, as amended, in which case the Company may declare the offsetting note issued by the Lender on the same date herewith to be in Default (as defined in that note) and cross cancel its payment obligations under this Note as well as the Lenders payment obligations under the offsetting note. This Full Recourse Note shall bear simple interest at the rate of 8%.

2.	Repayments and Prepayments; Security.

a.            All principal under this Note shall be due and payable no later than January 30, 2015, unless the Lender does not meet the “current information requirements” required under Rule 144 of the Securities Act of 1933, as amended, in which case the Company may declare the offsetting note issued by the Lender on the same date herewith to be in Default (as defined in that note) and cross cancel its payment obligations under this Note as well as the Lenders payment obligations under the offsetting note.

b.            The Company may pay this Note at any time. This note may not be assigned by the Lender, except by operation of law.

/s/ Anthony L. Anish

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c.            This Note shall initially be secured by the pledge of the $50,000.00 8% convertible promissory note issued to the Company by the Lender on even date herewith (the “Lender Note”). The Company may exchange this collateral for other collateral with an appraised value of at least $50,000.00, by providing 3 days prior written notice to the Lender. If the Lender does not object to the substitution of collateral in that 3 day period, such substitution of collateral shall be deemed to have been accepted by the Lender. All collateral shall be retained by New Venture Attorneys, P.C., which shall act as the escrow agent for the collateral for the benefit of the Lender. The Company may not effect any conversions under the Lender Note until it has made full cash payment for the portion of the Lender Note being converted.

_________

Lender Initials to Acceptance of bolded section above.

3.	Events of Default; Acceleration.

a.             The principal amount of this Note is subject to prepayment in whole or in part upon the occurrence and during the continuance of any of the following events (each, an “Event of Default”): the initiation of any bankruptcy, insolvency, moratorium, receivership or reorganization by or against the Company, or a general assignment of assets by the Company for the benefit of creditors. Upon the occurrence of any Event of Default, the entire unpaid principal balance of this Note and all of the unpaid interest accrued thereon shall be immediately due and payable. The Company may offset amounts due to the Lender under this Note by similar amounts that may be due to the Company by the Lender resulting from breaches under the Lender Note.

b.           No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and in addition to every other remedy hereunder, now or hereafter existing at law or in equity or otherwise. The Company accepts and agrees that this Note is a full recourse note and that the Holder may exercise any and all remedies available to it under law.

4.	Notices.

a.            All notices, reports and other communications required or permitted hereunder shall be in writing and may be delivered in person, by telecopy with written confirmation, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (i) if to a Lender, at such Lender’s address as the Lender shall have furnished the Company in writing and (ii) if to the Company at such address as the Company shall have furnished the Lender(s) in writing.

b.            Each such notice, report or other communication shall for all purposes under this Note be treated as effective or having been given when delivered if delivered personally or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if sent by electronic communication with confirmation, upon the delivery of electronic communication.

/s/ Anthony L. Anish

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5.	Miscellaneous.

a.             Neither this Note nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

b.             No failure or delay by the Lender to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The provisions of this Note are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction. This Note expresses the entire understanding of the parties with respect to the transactions contemplated hereby. The Company and every endorser and guarantor of this Note regardless of the time, order or place of signing hereby waives presentment, demand, protest and notice of every kind, and assents to any extension or postponement of the time for payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

c.           If Lender retains an attorney for collection of this Note, or if any suit or proceeding is brought for the recovery of all, or any part of, or for protection of the indebtedness respected by this Note, then the Company agrees to pay all costs and expenses of the suit or proceeding, or any appeal thereof, incurred by the Lender, including without limitation, reasonable attorneys’ fees.

d.           This Note shall for all purposes be governed by, and construed in accordance with the laws of the State of New York (without reference to conflict of laws).

e.           This Note shall be binding upon the Company’s successors and assigns, and shall inure to the benefit of the Lender’s successors and assigns.

/s/ Anthony L. Anish

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IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer to take effect as of the date first hereinabove written.

UNION CAPITAL, LLC

By:

Title:

APPROVED:

M LINFJI IOL IN

By:	/s/ Anthony L. Anish

Title:	COO

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THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “1933 ACT”)

US $60,673.97

REPLACEMENT NOTE- ORIGINALLY ISSUED 9/29/2011 IN THE AMOUNT OF $150,000.00

M LINE HOLDINGS, INC.

8% CONVERTIBLE REDEEMABLE NOTE

DUE MAY 30 2015

FOR VALUE RECEIVED, M Line Holdings, Inc. (the “Company”) promises to pay to the order of UNION CAPITAL, LLC and its authorized successors and permitted assigns (“Holder”), the aggregate principal face amount of Fifty Thousand Dollars exactly (U.S. $50,000.00) on May 30, 2015 (“Maturity Date”) and to pay interest on the principal amount out-standing hereunder at the rate of 8% per annum commencing on May 30, 2014. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company re-garding registration and transfers of this Note. The principal of, and interest on, this Note are payable at 338 Crown Street, Brooklyn, NY 11225, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address ap-pearing on the records of the Company. The forwarding of such check or wire transfer shall con-stitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. In-terest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.          This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

/s/ Anthony L. Anish
Initials

2.          The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.          This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (“Act”), and applicable state securities laws. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted (“Notice of Conversion”) in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.          (a) The Holder of this Note is entitled, at its option, at any time after 180 days, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) without restrictive legend of any nature, at a price (“Conversion Price”) for each share of Common Stock equal to 55% of the lowest closing bid price of the Common Stock as reported on the OTCQB marketplace which the Company’s shares are traded or any market upon which the Common Stock may be traded in the future (“Exchange”), for the ten prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such shares of Common Stock, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder’s intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued, but unpaid interest shall be subject to conversion. No fractional shares or scrip representing frac-tions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 45% instead of 55% while that “Chill” is in effect.

(b)          Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in Common Stock (“Interest Shares”). Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

/s/ Anthony L. Anish
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(c)          The Notes may be prepaid with the following penalties: (i) if the note is prepaid within 90 days of the issuance date, then at 125% of the face amount plus any accrued interest; (ii) if the note is prepaid within 91 days after the issuance date but less than 151 days after the issuance date, then at 140% of the face amount plus any accrued interest and (iii) if the note is prepaid within 151 days after the issuance date but less than 180 days after the issuance date, then at 150% of the face amount plus any accrued interest. This Note may not be prepaid after the 180th day. Such redemption must be closed and funded within 3 days of giving notice of redemption of the right to redeem shall be null and void.

(d)          Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being re-ferred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the un-paid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)          In case of any Sale Event (not to include a sale of all or substantially all of the Company’s assets) in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as deter-mined by the Board of Directors of the Company or successor person or entity acting in good faith.

5.          No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6.          The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

/s/ Anthony L. Anish
Initials

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7.          The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8.          If one or more of the following described “Events of Default” shall occur:

(a)          The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)          Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, or the Se-curities Purchase Agreement under which this note was issued shall be false or misleading in any respect; or

(c)          The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder; or

(d)          The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)          A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged with-in sixty (60) days after such appointment; or

(f)          Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)          One or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)          The Company shall have defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period; or

/s/ Anthony L. Anish
Initials

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(i)          The Company shall have its Common Stock delisted from a market (including the OTCQB marketplace) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days;

(j)          If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board;

(k)          The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(1)         The Company shall not replenish the reserve set forth in Section 12, within 3 business days of the request of the Holder; or

(m)          The Company shall not be “current” in its filings with the Securities and Exchange Commission; or

(n)          The Company shall lose the “bid” price for its stock and a market (including the OTCBB marketplace or other exchange)

Then, or at any time thereafter, unless cured within 5 days, and in each and every such case, un-less such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, with-out presentment, demand, protest or (further) notice of any kind (other than notice of accelera-tion), all of which are hereby expressly waived, anything herein or in any note or other instru-ments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provid-ed herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate of 16% per annum or, if such rate is usurious or not permit-ted by current law, then at the highest rate of interest permitted by law. In the event of a breach of Section 8(k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. The penalty for a breach of Section 8(n) shall be an in-crease of the outstanding principal amounts by 20%. In case of a breach of Section 8(i), the out-standing principal due under this Note shall increase by 50%. If this Note is not paid at maturity, the outstanding principal due under this Note shall increase by 10%.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, in-cluding, without limitation, engaging an attorney, then if the Holder prevails in such action, the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

9.          In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be ad-justed rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way 5 be affected or impaired thereby.

/s/ Anthony L. Anish
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10.         Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11.         The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issu-er. Further. The Company will instruct its counsel to either (i) write a 144- 3(a(9) opinion to al-low for salability of the conversion shares or (ii) accept such opinion from Holder’s counsel.

12.         The Company shall issue irrevocable transfer agent instructions reserving 69,444,000 shares of its Common Stock for conversions under this Note (the “Share Reserve”). The reserve shall be replenished as needed to allow for conversions of this Note. The Holder will initially submit a conversion notice/request for a tranche of shares to be issued with an agreed to conversion price equal to $1000 (an “Initial Tranche Request”). The shares that are the subject to the Initial Trance Request may be subsequently reconverted and repriced as follows: (i) the Holder shall immediately reduce the outstanding balance of the Note by $1,000 and simultane-ously send to the Company a live” or “repriced” conversion notice for the $1,000 priced using the conversion formula set forth in Section 4(a) of this Note, (ii) As the balance of the shares in the Initial Tranche Request are converted via the delivery of the “live” or “repriced” conversion notice, the balance of the Note shall be reduced using the formula set forth in Section 4(a) of this Note, as if such shares had originally been converted as set forth in Section 4(a). By way of ex-ample, if the Tranche Conversion Request was for 1,000,000 shares and the face amount of the Note was $25,000 the Holder would initially reduce $1,000 from the face amount leaving a bal-ance of $24,000 and send the Company a repriced conversion notice deducting that number of shares from the Initial Tranche Request necessary to equal $1,000 using the formula set forth in Section 4(a). Additionally, if, the following day, the Holder sent a “live” or “repriced” conver-sion notice to the Company for 25,000 shares and, using the formula set forth in Section 4(a) the true conversion price would have been $6,000, then the Holder shall make an additional reduc-tion of $6,000 on the Note and shall indicate both the Note balance and the share reserve balance on the “live” conversion notice. This process shall be repeated until there is no balance remain-ing outstanding on the Note. Upon full conversion of this Note, the any shares remaining in the Share Reserve shall be cancelled.

13.         The Company will give the Holder direct notice of any corporate actions, including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14.         This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

/s/ Anthony L. Anish
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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated: May 30, 2014

M LINE HOLDINGS, INC

By:
Anthony L. Anish, Chief Operating officer

/s/ Anthony L. Anish
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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ of the above Note into ___________ Shares of Common Stock of M Line Holdings, Inc. (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ______________________________________________________

Applicable Conversion Price: _______________________________________________

Signature: ______________________________________________________________

[Print Name of Holder and Title of Signer]

Address: _______________________________________________________________

______________________________________________________________

SSN or EIN: _____________________

Shares are to be registered in the following name: _______________________________

Name: _________________________________________________________________

Address: ______________________________________________________________

Tel: _____________________________________

Fax: _____________________________________

SSN or EIN: ______________________________

Shares are to be sent or delivered to the following account:

Account Name: _________________________________________________________

Address: _______________________________________________________________

/s/ Anthony L. Anish
Initials

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2672 Dow Avenue, Tustin, CA 92780 tel: 714.630.6253 • fax: 714.619.2339 email: tony@mlineholdings.com web site: www.mlineholdings.com

May 30, 2014

VStock Transfer, LLC

71 Spruce Street

Suite 201

Cedarhurst, NY 11516

Re: Irrevocable Transfer Agent Instructions

Ladies and Gentlemen:

On May 27, 2014, M Line Holdings, Inc., a Nevada corporation (the “Company”) executed two 8% Convertible Promissory Notes in the amount of $50,000.00 and $60,697.23 (collectively, the “Note”) with Union Capital, LLC (the “Investor”).

You are hereby irrevocably authorized and instructed to reserve One Hundred Thirty Eight Million Eight Hundred Eighty Eight Thousand (138,888,000) shares of common stock (“Common Stock”) of the Company for issuance upon for conversion of the Note in accordance with the terms thereof. The amount of Common Stock so reserved may be increased, from time to time, by written instructions of the Company and the Investor. Once the reserve shares have been issued Vstock Transfer, LLC shall have no further duty or obligation to issue shares until the reserve has been increased by the Company and the Investor. You are hereby further irrevocably authorized and directed to issue the shares of Common Stock so reserved upon your receipt from the Investor of a notice of conversion (“Notice of Conversion”) executed by the Investor in accordance with the terms of the Notice of Conversion. You shall have no duty or obligation to confirm the accuracy or the information set forth on the Notice of Conversion. Once the Company repays the principal, plus interest, plus default interest (if any) of any of the Note at the maturity date, upon written (e-mail being acceptable) confirmation by the Investor or Investor Counsel as well as the Company, Transfer Agent shall have no further obligation to maintain a reserve on behalf of the Investor or to issue any share of Common Stock to the Investor under the terms of that Note.

The Company must be participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program in order for the shares to be delivered electronically. The shares to be issued are to be registered in the names of the registered holder of the securities submitted for conversion or exercise.

The shares will of the Notice of Conversion. If the Company’s account is at least 30 days past due, the Investor is responsible for the prepaid Transfer Agent transfer and shipping fees. In no event shall the Transfer Agent be required to issue and deliver share certificates without the prior payment of its fees for the certificates to be issued.

The Company and the Investor intend that these instructions require the placement of a restrictive legend on all applicable share certificates unless the requirements listed below are met and the Investor provides the Transfer agent with an acceptable legal opinion stating that share certificates can be issued without a legend. So long as you have previously received a legal opinion from the Company (or Investor counsel) that the shares have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction and the number of shares to be issued are less than 4.99% of the total issued and outstanding common stock of the Company, such shares should be transferred, at the option of the holder of the Notes as specified in the Notice of Conversion, either (i) electronically by crediting the account of a Prime Broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system if the Company is a participant or (ii) in certificated form without any legend which would restrict the transfer of the shares, and you should remove all stop-transfer instructions relating to such shares. Until such time as you are advised by Investor counsel that the shares have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction and the number of shares to be issued are less than 4.99% of the total issued and outstanding common stock of the Company, you are hereby instructed to place the following legends on the certificates:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF INVESTOR COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and you are instructed to issue a certificate without such legend to the holder of any shares upon which it is stamped, if: (a) such shares are registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction and the number of shares to be issued is less than 4.99% of the total issued common stock of the Company, (b) such holder provides the Company and the transfer agent with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (and satisfactory to the transfer agent), to the effect that a public sale or transfer of such security may be made without registration under the 1933 Act and such sale or transfer is effected and (c) such holder provides the Company and the transfer agent with reasonable assurances that such shares can be sold pursuant to Rule 144. Nothing herein shall be construed to require the Transfer Agent to take any action which would violate state or federal rules, regulations or law. If an instruction herein would require such a violation, such instructions, but not any other term herein, shall be void and unenforceable.

The Company shall indemnify and defend you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its and Transfer Agent’s attorney) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). You shall have no liability to the Company or the Investor in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel.

The Company agrees that in the event that the Transfer Agent resigns as the Company’s transfer agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of these Irrevocable Instructions within five (5) business days. The Company and the Investor agree that any action which names the Transfer Agent as a party shall be brought in a court of general jurisdiction in New York, New York and no other court.

The Investor is intended to be a party to these instructions and are third party beneficiaries hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

Very truly yours,

M LINE HOLDINGS, INC.

By:	/s/ Anthony L. Anish

Title:	COO

Acknowledged and Agreed:

VSTOCK TRANSFER, LLC

By:

Title:

DISBURSEMENT AUTHORIZATION

(MEMORANDUM)

TO: UNION CAPITAL, LLC.

FROM: M LINE HOLDINGS, INC

DATE: May 30, 2014

RE: Disbursement of Funds

In connection with the funding of an aggregate of $50,000 pursuant to that certain Convertible Redeemable Note dated as of May 30, 2014 (the “Agreement”), you are hereby directed to disburse such funds as follows:

1.	$2,500.00 to New Venture Attorneys, P.C. in accordance with the wire transfer instructions attached as Schedule A hereto;

2.	$4,750 to Anubis Capital Partners, LLC, in accordance with the wire transfer instructions attached as Schedule B hereto; and

3.	$42,750 to M Line Holdings, Inc. in accordance with the wire transfer instructions attached as Schedule C hereto;

*with identical payments to be made on cash nding o

/s/ Anthony L. Anish

Anthony L. Anish, Chief Operating Officer

/s/ Anthony L. Anish
Company Initials

EXHIBIT A

NEW VENTURE ATTORNEYS

WIRING INFORMATION

Please wire funds to:

Bank of America

Routing No: 026009593

Acct No.: 164109387780

Beneficiary:	New Venture Attorneys, PC, IOLTA account

Attorney info:	New Venture Attorneys, P.C.
900 E. Hamilton Ave,
Suite 100 Campbell, CA 95008

/s/ Anthony L. Anish
Company Initials

EXHIBIT B

ANUBIS CAPITAL PARTNERS WIRING INFO

Capital One, N.A.

8989 Preston Road

Frisco, TX 75034

Routing No:	111901014
Acct No.:	3622044799

Beneficiary:	Anubis Capital Partners

2550 Midway Road Suite 198

Carrolton, TX 75006

/s/ Anthony L. Anish
Company Initials

EXHIBIT C

[WIRING INFO FOR ISSUER]

/s/ Anthony L. Anish
Company Initials

DEBT PURCHASE AGREEMENT

This Debt Purchase Agreement (the “Agreement”) made as of this 30th day of February, 2014, by and between Union Capital, LLC (the “Buyer”) and Spagus Capital Partners, LLC (the “Seller”).

1.	PURCHASE AND SALE OF THE CONVERTIBLE NOTE

Upon the terms and conditions herein contained, at the Closing (as hereinafter defined), the Seller hereby sells, assigns and transfers to the Buyer and the Buyer agrees to purchase from the Seller the “Transferred Rights” of the Seller and all rights thereto. Transferred Rights shall mean all rights with respect to $50,000 in principal and proportional accrued interest (the “Assigned Portion”) under that promissory note in the amount of $150,000 issued by M Line Holdings, Inc. (“Borrower” or “Company”) on September 29, 2011, a true and correct copy which has been provided to New Venture Attorneys, P.C. (the “Note”). By its signatures hereto the Borrower accepts the assignment of the Transferred Rights to Buyer and agrees that Buyer may convert the Transferred Rights into shares of the Company’s common stock.

2.	CONSIDERATION

The purchase price for the Assigned Portion of the Note shall be the Buyer’s payment of Fifty Thousand Dollars ($50,000.00) to the Seller, for the Assigned Portion (the “Purchase Price”).

3.	CLOSING

The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place simultaneously with the delivery of the Purchase Price via wire transfer of immediately available funds against the assignment of the Note. The funds will be wired as set forth in Exhibit A.

4.    REPRESENTATIONS AND WARRANTIES OF SELLER The Seller hereby represents and warrants to the Buyer as follows:

4.1           Status of the Seller and the Note. The Seller is the beneficial owner of the Note. The Note is currently outstanding and Seller is informed by Company that the Note represents a bona fide debt obligation of the Company.

4.2           Authorization; Enforcement. (i) Seller has all requisite corporate power and authority to enter into and perform the Agreement and to consummate the transactions contemplated hereby and to sell each Note, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated hereby (including, without limitation, the sale of the Note to the Buyer) have been duly authorized by the Seller and no further consent or authorization of the Seller or its members is required, (iii) this Agreement has been duly executed and delivered by the Seller, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

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4.3           No Conflicts. The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby (including, without limitation, the sale of the Note to the Buyer) will not (i) conflict with or result in a violation of any provision of its certificate of formation or other organizational documents, or (ii) violate or conflict with or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other instrument to which Seller are a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Seller are subject) applicable to Seller or the Note is bound or affected. The Seller is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

4.4           Title; Rule 144 Matters. Seller has good and marketable title to the Note. Seller is not an “Affiliate” of the Company, as that term is defined in Rule 144 of the Securities Act of 1933, as amended (the “1933 Act”), as such Buyer will be able to track the holding period of the Seller.

4.5           Consent of the Company.

(i) The Company, as evidence by its signature at the foot of this Agreement, hereby represents and warrants that, upon delivery to the Company of the Note, the Company shall promptly cause to be issued to and in the name of Buyer one of more new executed Notes in the aggregate amount of $50,000.00 plus accrued interest but otherwise having the sale terms (including, but not necessarily limited to, referring to the original issue date) as in the Note. The Note may contain the same restrictive legend as provided in the original Note, but no stop transfer order. The Note is currently outstanding and represents a bona fide debt obligation of the Company.

(ii)         The signature by the Company also represents the Company’s agreement to treat Buyer as a party to, and having all the rights of the Seller with respect to the Transferred Rights.

5. REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS OF THE BUYER. The Buyer hereby represents warrants and acknowledges to the Seller as follows:

5.1 Sophisticated Investor. The Buyer has sufficient knowledge and experience of financial and business matters, is able to evaluate the merits and risks of the partial purchase of the Note and has had substantial experience in previous private and public purchases of securities.

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5.2           Authorization; Enforcement. (i) Buyer has all requisite corporate power and authority to enter into and perform the Agreement and to consummate the transactions contemplated hereby and to purchase each Note, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Buyer and the consummation by it of the transactions contemplated hereby (including, without limitation, the purchase of the Note by the Buyer) have been duly authorized by the Buyer and no further consent or authorization of the Buyer or its members is required, (iii) this Agreement has been duly executed and delivered by the Buyer, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

5.3           No Conflicts. The execution, delivery and performance of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby will not (i) conflict with or result in a violation of any provision of its certificate of formation or other organizational documents, or (ii) violate or conflict with or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other instrument to which Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Buyer is subject) applicable to Seller or the Note is bound or affected. The Buyer is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

6.	MISCELLANEOUS

6.1           Binding Effect; Benefits. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns. Except as otherwise set forth herein, this Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto. Except as otherwise set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by any reason of this Agreement.

6.2           Notices. All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, or transmitted by telecopy or telex, or upon receipt after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made, at the following addresses (or such others as shall be provided in writing hereafter):

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(a)	If to the Buyer to:
Union Capital, LLc
16192 Coastal Highway
Lewes, DE 19958
Attn: Samuel Eisenberg

(b)	If to the Seller to:
Spagus Capital Partners, LLC
250 F. Centerville Road
Warwick, RI 02886

6.3           Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

6.4           Further Assurances. After the Closing, at the request of either party, the other party shall execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may be reasonably requested to consummate the transactions contemplated by this Agreement.

6.5           Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be part of this Agreement or to affect the meaning or interpretation of this Agreement.

6.6           Counterparts. This Agreement may be executed in any number of counterparts and by facsimile, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

6.7           Governing Law. This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

6.8           Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforced to the fullest extent permitted by law.

6.9           Amendments. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BUYER:

UNION CAPITAL, LLC

By:
Samuel Eisenberg, Managing Member

SELLER:

SPAGUS CAPITAL PARTNERS, LLC

By:

Title:

ACCEPTED AND AGREED:

M LINE HOLDINGS, INC

By:	/s/ Anthony L. Anish

Title:	COO

5

EXHIBIT A

WIRE INSTRUCTIONS FOR SELLER

PLEASE WIRE YOUR FUNDS TO THE FOLLOWING

PLEASE INSERT COMPLETE BANK WIRING INFO INCLUDING BANK ADDRESS AS WELL AS ADDRESS

6

NON-AFFILIATION LETTER

May 30, 2014

Counsel to M LINE HOLDINGS, INC.

Counsel to Union Capital, LLC

Gentlemen:

Please let this letter serve as confirmation that Spagus Capital Partners, LLC is not now, and has not been during the preceding 90 days, an officer, director, 10% or more shareholder of M LINE HOLDINGS, INC. or in any other way an “affiliate” (as that term is defined in Rule 144(a)(1) adopted pursuant to the Securities Act of 1933, as amended) of such issuer.

Very Truly yours,

SPAGUS CAPITAL PARTNERS, LLC

By:

Title:

7

UNANIMOUS CONSENT IN LIEU OF A SPECIAL

MEETING OF DIRECTORS OF

M LINE HOLDINGS, INC.

The undersigned, being all of the directors of M Line Holdings, Inc, a corporation of the State of Nevada (the “Corporation”), do hereby authorize and approve the actions set forth in the following resolutions without the formality of convening a meeting, and do hereby consent to the following actions of this Corporation, which actions are hereby deemed affective as of the date hereof:

RESOLVED: That officers of this Corporation are authorized and directed to amend and restate a $50,000 portion (plus accrued interest) of a $150,000.00 note issued to Spagus Capital Partners, LLC on September 29, 2011 into a new promissory note to Union Capital, LLC, in the amount of $60,673.97 to provide conversion features equal to 55% of the lowest closing bid price of the last day of 10 trading days prior to conversion, as well as 8% interest and become due and payable on May 30, 2015; and

RESOLVED: That the officers of this Corporation are authorized and directed to issue a $50,000 promissory note to Union Capital, LLC, which provides conversion features equal to 55% of the lowest closing bid price of the Corporation’s Common Stock for the last 10 trading days prior to conversion, as well as 8% per annum interest and become due and payable on May 30, 2015; and

RESOLVED FURTHER: That the officers of this corporation are authorized and directed to execute transfer agent instructions with the Company’s transfer agent to irrevocably reserve 138,888,000 shares of the Company’s Common Stock with the transfer agent for the benefit of Union Capital, LLC for conversion of the above aforementioned notes and

RESOLVED FURTHER: That officers of this Corporation are authorized and directed to issue an additional promissory note in the amount of $50,000.00 to Union Capital, LLC which provides conversion features equal to 55% of the lowest closing bid price of the Corporation’s Common Stock for the last 10 trading days prior to conversion, as well as 8% per annum interest and become due and payable on May 30, 2015; and

RESOLVED FURTHER: That the aforementioned notes shall be paid for by Union Capital, LLC by the payment to the Corporation of $50,000 and by the issuance of a $50,000 promissory note of Union Capital, LLC secured by assets with a fair market value of not less than $50,000.00; and

RESOLVED FURTHER, that each of the officers of the Corporation be, and they hereby are, authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate of the purpose of carrying out the intent of the foregoing resolutions and the transactions contemplated thereby; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.

The undersigned, by affixing their signatures hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as a majority of the direction of M Line Holdings, Inc.

Dated: May 30, 2014

/s/ Bruce W. Barren
Bruce Barren

/s/ George Cohn
George Cohn

/s/ Jitu Banker
Jitu Banker

/s/ Anthony L. Anish
Anthony Anish